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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 29, 2003


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-10CB, Mortgage Pass-Through Certificates, Series 2003-23).


                                   CWMBS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   333-103029              95-4449516
----------------------------      -----------          -----------------
(State of Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


                  4500 Park Granada
                 Calabasas, California                       91302
             ----------------------------               ---------------
                (Address of Principal                      (Zip Code)
                 Executive Offices)


             Registrant's telephone number, including area code (818) 225-3240
                                                                ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-23, COUNTRYWIDE SECURITIES CORPORATION ("CSC"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 29, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 24, 2003 and the prospectus supplement dated April 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-23.



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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

   99.1 CSC Computational Materials filed on Form SE dated April 29, 2003


                                      3

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.




                                                By: / s / Darren Bigby
                                                    ------------------------
                                                   Darren Bigby
                                                   Vice President


Dated:  April 29, 2003


                                      4

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                                  Exhibit Index



Exhibit                                                                   Page

99.1  CSC Computational Materials filed on Form SE dated April 29, 2003.     6

                                      5


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                                 EXHIBIT 99.1

      CSC Computational Materials filed on Form SE dated April 29, 2003.